SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 11, 2004
                                                  ------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 11
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             (Exact name of registrant as specified in its charter)


      California                     333-107180                72-1566909
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 11 ("Series 11") has acquired interests in:

o        Ottawa Gracefield Limited Partnership, an Illinois limited partnership;
         and
o Staples Square Apartments Limited Partnership, a Minnesota limited partnership.

These entities are referred to herein as local limited partnerships.

o        Ottawa owns the Gracefield Apartments in Ottawa, Illinois;
         and
o        Staples owns the Staples Square Apartments in Staples, Minnesota.

         The following tables contain information concerning the local limited partnerships identified herein and their respective properties:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
OTTAWA        Gracefield    Ottawa       April 2005   $1,586,006   9 1BR Units   $355-$498   $435,000     $843,820
              Apartments    (La Salle                              12 2BR Units  $445-$565   FNBO
                            County),                               3 3BR Units   $518-$620   (3)
              2 buildings   Illinois
              (2)                                                                            $521,176
                                                                                             RD (4)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
STAPLES       Staples       Staples      September    $1,125,720   10 1BR Units  $520        $640,000     $357,025
              Square        (Wadena      2004                      2 2BR Units   $625        RD (6)
              Apartments    County),                                                         $186,500 RD (6)
                            Minnesota                                                        $ 38,694 LGP (7)
              1  building
              (5)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 11 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 11 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Rehabilitation property.

3. First National Bank of Ottawa will provide the mortgage loan for a term of 20 years at an annual interest rate of 7.893% per annum. Principal and interest will be payable monthly based on a 30-year amortization schedule. Outstanding principal and interest will be due upon maturity of the loan.

4. The U.S. Department of Agriculture, Rural Development will provide the mortgage loan for a term of 30 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 40-year amortization schedule. Outstanding principal and interest will be due upon maturity of the loan.

5.   Seniors' property.

6. The U.S. Department of Agriculture, Rural Development will provide the mortgage loans for a term of 30 years each at market rates of interest prior to reduction of the interest rates by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 50-year amortization schedule. Outstanding principal and interest will be due on maturity of the loans.

7. A Local General Partner or affiliate thereof will provide the mortgage loan. The term of the loan is 15 years at an annual interest rate of 5.21% per annum. Principal and interest will be payable monthly based on a 15-year amortization schedule.

Ottawa: Ottawa is in LaSalle County, Illinois on Interstate Highway 80, approximately 80 miles southwest of Chicago. The population of Ottawa is approximately 18,000. The major employers for Ottawa residents are Walmart, Jefferson Elementary School, Ottawa High School, Illinois Valley Community College, and Hospital of Ottawa.

Staples: Staples is in Wadena County, Minnesota on U.S. Highway 10, approximately 60 miles northwest of St. Cloud. The population of Staples is approximately 3,000. The major employers for Staples residents are Staples Hospital, Central Lakes Technological College and Staples Motley School District.

-----------------------------------------------------------------------------------------------------------------
                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 11's CAPITAL
PARTNERSHIP     PARTNER       MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
OTTAWA          Ottawa        Professional  $173,138       Series 11:      99.98/.01/.01        $607,490
                Gracefield,   Property                     Greater of 10%  25/75
                G/P, L.L.C.   Management,                  or $1,000
                              L.L.C.
                                                           LGP: 70%

                                                           The balance:
                                                           30% to Series
                                                           11 and 70% to
                                                           the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
STAPLES         Curtis G.     CEPCO         $165,580       Series 11:      99.98/.01/.01        $260,526
                Carlson Co.,  Management,                  Greater of 10%  25/75
                Inc.          Inc.                         or $750

                M.F. Carlson                               LGP: 70%
                Co., Inc.
                                                           The balance:
                Robert B.                                  25% to Series
                Carlson Co.,                               11 and 75% to
                Inc.                                       the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. Each local limited partnership will employ either its local general partners or an affiliate of its local general partners, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. Each local limited partnership will pay its local general partners or an affiliate of its local general partners fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of each local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 11, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partners.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 11, and (ii) the local general partners.

Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Amended and Restated Agreement of Limited Partnership of Ottawa Gracefield Limited Partnership

         99.2 Second Amended and Restated Agreement of Limited Partnership of Staples Square Apartments Limited Partnership

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 11

Date: September 13, 2004      By:    WNC &  Associates, Inc.,
                                     General Partner

                                     By: /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Amended and Restated Agreement of Limited Partnership of Ottawa Gracefield Limited Partnership

     99.2 Second Amended and Restated Agreement of Limited Partnership of Staples Square Apartments Limited Partnership